BLACKROCK FUNDSSM

Supplement Dated September 15, 2008 to the
Prospectuses of the BlackRock Equity Portfolios and
Statement of Additional Information each Dated January 31, 2008

BlackRock Global Science & Technology Opportunities Portfolio

Effective September 15, 2008, the name of BlackRock Global Science & Technology Opportunities Portfolio of BlackRock FundsSM (the “Portfolio”) will change to “BlackRock Science & Technology Opportunities Portfolio”.

The Portfolio’s investment objectives and strategies will not change as a result of the name change. The Portfolio’s investment objective will still be long-term capital appreciation. The Portfolio will continue to invest (under normal circumstances) at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges.

CODE #GST-PR&SAI-0908-SUP